Supplement Dated July 26, 2011 to Your Prospectus Dated May 2, 2011

Effective immediately, under the “Annual Fund Operating Expenses” table of your prospectus, the fund expense information for Templeton Developing Markets Securities – Class 4 is deleted and replaced with the following:

Underlying Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Operating Expenses
Templeton Developing Markets Securities Fund – Class 4	1.11%	0.35%	0.26%	0.01%	1.73%	0.01%	1.72%(a)(b)

(a)   Restated to reflect the decrease in the investment management fee effective May 1, 2011. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least the next twelve-month period. Contractual fee waiver and/or expense reimbursement agreement may not be terminated during the term set forth above.  Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Fund’s prospectus, which do not reflect the decrease in management fee and the acquired fund fees and expenses.

(b)   Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Fund’s prospectus, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

This supplement should be retained with the Prospectus for future reference.

HV- 8120